Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New Enterprise Stone & Lime Co., Inc. (the “Company”) on Form 10-Q for the quarter ended November 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Albert L. Stone, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)          the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)       the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 12, 2015

/s/ Albert L. Stone
Albert L. Stone
Executive Vice President and Chief Financial Officer